Exhibit 5.1

SIDLEY AUSTIN LEVEL 10, 7 MACQUARIE PLACE SYDNEY NSW 2000 +61 2 8214 2200 AMERICA • ASIA PACIFIC • EUROPE	MBARILA@SIDLEY.COM +61 2 8214 2260

June 10, 2020

Amcor plc
83 Tower Road North,
Warmley, Bristol, BS30 8XP
United Kingdom

Amcor Finance (USA), Inc.

2801 SW 145th Avenue, Suite 350,

Miramar, Florida 33027
United States

Amcor UK Finance plc

83 Tower Road North,
Warmley, Bristol, BS30 8XP
United Kingdom

Amcor Pty Ltd

Level 11, 60 City Road

Southbank, Victoria 3006

Australia

Bemis Company, Inc.

2301 Industrial Drive,

Neenah, Wisconsin 54956
United States

Re:                             Registration Statement on Form S-3

Ladies and Gentlemen:

We refer to the Registration Statement on Form S-3 (the “Registration Statement”) being filed by Amcor plc, a public limited company, incorporated in Jersey, Channel Islands (“Amcor plc”), Amcor Finance (USA), Inc., a Delaware corporation (“AFUI”), Amcor UK Finance PLC, a public limited company incorporated in England and Wales (“Amcor UK”), Amcor Pty Ltd, a company incorporated under the laws of the Commonwealth of Australia (“Amcor Pty Ltd”), and Bemis Company, Inc., a Missouri corporation (“Bemis” and, together with Amcor, AFUI, Amcor UK and Amcor Pty Ltd, the “Issuers” and each, an “Issuer”), with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”),

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

relating to the registration of (i) unsecured debt securities of Amcor plc, which may be unsecured senior debt securities (the “Amcor plc Senior Debt Securities”) and/or unsecured subordinated debt securities (the “Amcor plc Subordinated Debt Securities” and, together with the Amcor plc Senior Debt Securities, the “Amcor plc Debt Securities”), (ii) unsecured debt securities of AFUI, which may be unsecured senior debt securities (the “AFUI Senior Debt Securities”) and/or unsecured subordinated debt securities (the “AFUI Subordinated Debt Securities” and, together with the AFUI Senior Debt Securities, the “AFUI Debt Securities”), (iii) unsecured debt securities of Amcor UK, which may be unsecured senior debt securities (the “Amcor UK Senior Debt Securities”) and/or unsecured subordinated debt securities (the “Amcor UK Subordinated Debt Securities” and, together with the Amcor UK Senior Debt Securities, the “Amcor UK Debt Securities”), (iv) unsecured debt securities of Amcor Pty Ltd, which may be unsecured senior debt securities (the “Amcor Pty Ltd Senior Debt Securities”) and/or unsecured subordinated debt securities (the “Amcor Pty Ltd Subordinated Debt Securities” and, together with the Amcor Pty Ltd Senior Debt Securities, the “Amcor Pty Ltd Debt Securities”), (v) unsecured debt securities of Bemis, which may be unsecured senior debt securities (the “Bemis Senior Debt Securities”) and/or unsecured subordinated debt securities (the “Bemis Subordinated Debt Securities” and, together with the Bemis Senior Debt Securities, the “Bemis Debt Securities” and, together with the Amcor plc Debt Securities, the AFUI Debt Securities, the Amcor UK Debt Securities and the Amcor Pty Ltd Debt Securities, the “Debt Securities”), (vi) guarantees of the Amcor plc Senior Debt Securities by AFUI, Amcor UK, Amcor Pty Ltd and/or Bemis (the “Amcor plc Senior Debt Securities Guarantees”) and guarantees of the Amcor plc Subordinated Debt Securities by AFUI, Amcor UK, Amcor Pty Ltd and/or Bemis (the “Amcor plc Subordinated Debt Securities Guarantees” and, together with the Amcor plc Senior Debt Securities Guarantees, the “Amcor plc Debt Guarantees”), (vii) guarantees of the AFUI Senior Debt Securities by Amcor plc, Amcor UK, Amcor Pty Ltd and/or Bemis (the “AFUI Senior Debt Securities Guarantees”) and guarantees of the AFUI Subordinated Debt Securities by Amcor plc, Amcor UK, Amcor Pty Ltd and/or Bemis (the “AFUI Subordinated Debt Securities Guarantees” and, together with the AFUI Senior Debt Securities Guarantees, the “AFUI Debt Guarantees”), (viii) guarantees of the Amcor UK Senior Debt Securities by Amcor plc, AFUI, Amcor Pty Ltd and/or Bemis (the “Amcor UK Senior Debt Securities Guarantees”) and guarantees of the Amcor UK Subordinated Debt Securities by Amcor plc, AFUI, Amcor Pty Ltd and/or Bemis (the “Amcor UK Subordinated Debt Securities Guarantees” and, together with the Amcor UK Senior Debt Securities Guarantees, the “Amcor UK Debt Guarantees”), (ix) guarantees of the Amcor Pty Ltd Senior Debt Securities by Amcor plc, AFUI, Amcor UK and/or Bemis (the “Amcor Pty Ltd Senior Debt Securities Guarantees”) and guarantees of the Amcor Pty Ltd Subordinated Debt Securities by Amcor plc, AFUI, Amcor UK and/or Bemis (the “Amcor Pty Ltd Subordinated Debt Securities Guarantees” and, together with the Amcor Pty Ltd Senior Debt Securities Guarantees, the

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

“Amcor Pty Ltd Debt Guarantees”) and (x) guarantees of the Bemis Senior Debt Securities by Amcor plc, AFUI, Amcor UK and/or Amcor Pty Ltd (the “Bemis Senior Debt Securities Guarantees”) and guarantees of the Bemis Subordinated Debt Securities by Amcor plc, AFUI, Amcor UK and/or Amcor Pty Ltd (the “Bemis Subordinated Debt Securities Guarantees” and, together with the Bemis Senior Debt Securities Guarantees, the “Bemis Debt Guarantees” and, together with the Amcor plc Debt Guarantees, the AFUI Debt Guarantees, the Amcor UK Debt Guarantees and the Amcor Pty Ltd Debt Guarantees, the “Guarantees”).

The Debt Securities and the Guarantees are collectively referred to herein as the “Securities.”  You have provided us with a draft of the Registration Statement in the form in which it will be filed, which includes a form of prospectus (the “Prospectus”).  The Prospectus provides that it will be supplemented in the future by one or more supplements to the Prospectus (each, a “Prospectus Supplement”).

The Amcor plc Senior Debt Securities will be issued under the Amcor plc Senior Indenture (as defined in the Registration Statement), and the Amcor plc Subordinated Debt Securities will be issued under the Amcor plc Subordinated Indenture (as defined in the Registration Statement and, together with the Amcor plc Senior Indenture, the “Amcor plc Indentures” and each, an “Amcor plc Indenture”).  The AFUI Senior Debt Securities will be issued under the AFUI Senior Indenture (as defined in the Registration Statement), and the AFUI Subordinated Debt Securities will be issued under the AFUI Subordinated Indenture (as defined in the Registration Statement and, together with the AFUI Senior Indenture, the “AFUI Indentures” and each, an “AFUI Indenture”).  The Amcor UK Senior Debt Securities will be issued under the Amcor UK Senior Indenture (as defined in the Registration Statement), and the Amcor UK Subordinated Debt Securities will be issued under the Amcor UK Subordinated Indenture (as defined in the Registration Statement and, together with the Amcor UK Senior Indenture, the “Amcor UK Indentures” and each, an “Amcor UK Indenture”).  The Amcor Pty Ltd Senior Debt Securities will be issued under the Amcor Pty Ltd Senior Indenture (as defined in the Registration Statement), and the Amcor Pty Ltd Subordinated Debt Securities will be issued under the Amcor Pty Ltd Subordinated Indenture (as defined in the Registration Statement and, together with the Amcor Pty Ltd Senior Indenture, the “Amcor Pty Ltd Indentures” and each, an “Amcor Pty Ltd Indenture”).  The Bemis Senior Debt Securities will be issued under the Bemis Senior Indenture (as defined in the Registration Statement), and the Bemis Subordinated Debt Securities will be issued under the Bemis Subordinated Indenture (as defined in the Registration Statement and, together with the Bemis Senior Indenture, the “Bemis Indentures” and each, a “Bemis Indenture”).  The Amcor plc Indentures, the AFUI Indentures, the Amcor

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

UK Indentures, the Amcor Pty Ltd Indentures and the Bemis Indentures are collectively referred to as the “Indentures” and each, an “Indenture.”

This opinion letter is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

We have examined the Registration Statement, the Prospectus, the exhibits to the Registration Statement, the resolutions adopted by the board of directors of AFUI relating to the Registration Statement and the Indentures.  We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and statements of AFUI and other corporate documents and instruments, and have examined such questions of law, as we have considered relevant and necessary as a basis for this opinion letter.  We have assumed the authenticity of all documents submitted to or obtained by us as originals, the genuineness of all signatures, the legal capacity of all persons and the conformity with the original documents of any copies thereof submitted to or obtained by us for examination.  As to facts relevant to the opinions expressed herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, certificates, letters and oral and written statements and representations of public officials and officers and other representatives of the Issuers.

Based on and subject to the foregoing and the other assumptions, limitations and qualifications set forth herein, we are of the opinion that:

(1)                                 The Amcor plc Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of Amcor plc when, in each case:  (i) the Registration Statement, as finally amended (if applicable), shall have become effective under the Securities Act and the applicable Amcor plc Indenture (including any necessary supplemental indenture) shall have been qualified under the Trust Indenture Act of 1939, as amended (the “TIA”); (ii) an applicable Prospectus Supplement with respect to such series of Amcor plc Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable Amcor plc Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by Amcor plc to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Amcor plc Debt Securities as contemplated by the Registration Statement, the Prospectus and any applicable Prospectus Supplement relating to such Amcor plc Debt Securities and the applicable Amcor plc Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

establishing the form and terms of such series of Amcor plc Debt Securities as contemplated by the applicable Amcor plc Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Amcor plc Debt Securities shall have been duly executed and delivered by, in the case of such a supplemental indenture, (A) Amcor plc, (B) AFUI, Amcor UK, Amcor Pty Ltd and/or Bemis (as applicable) and (C) the Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) under the applicable Amcor plc Indenture, or, in the case of such an officers’ certificate, duly authorized officers of Amcor plc, in each case in accordance with the Articles of Association of Amcor plc (the “Amcor plc Articles of Association”) and final resolutions of the board of directors of Amcor plc or a duly authorized committee thereof (“Amcor plc Board Resolutions”) and the applicable Amcor plc Indenture; and (vi) the certificates evidencing such series of Amcor plc Debt Securities shall have been duly executed and delivered by authorized officers of Amcor plc, authenticated by the Trustee under the applicable Amcor plc Indenture, and issued, all in accordance with the Amcor plc Articles of Association, the applicable Amcor plc Board Resolutions, the applicable Amcor plc Indenture and the applicable supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of such series of Amcor plc Debt Securities, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor;

(2)                                 Each Amcor plc Debt Guarantee will constitute a valid and binding obligation of each applicable Amcor plc Debt Guarantor (as defined in the Registration Statement) when, in each case:  (i) the Registration Statement, as finally amended (if applicable), shall have become effective under the Securities Act and the applicable Amcor plc Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) an applicable Prospectus Supplement with respect to such Amcor plc Debt Guarantee and the series of Amcor plc Debt Securities to which such Amcor plc Debt Guarantee relates shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable Amcor plc Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by Amcor plc to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Amcor plc Debt Securities as contemplated by the Registration Statement, the Prospectus and any Prospectus Supplement relating to such Amcor plc Debt Securities, such Amcor plc Debt Guarantee and the applicable Amcor plc Indenture; (v) all necessary corporate action shall have been taken by each applicable Amcor plc Debt Guarantor to authorize the form, terms, execution, delivery, performance, issuance and sale of such Amcor plc Debt Guarantee as contemplated by the Registration Statement, the Prospectus and any Prospectus Supplement relating to such Amcor plc Debt Securities, such Amcor plc Debt Guarantee and the applicable

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

Amcor plc Indenture; (vi) the certificates evidencing such series of Amcor plc Debt Securities shall have been duly executed and delivered by Amcor plc, authenticated by the Trustee under the applicable Amcor plc Indenture, and issued, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor; and (vii) the notation of guarantee evidencing such Amcor plc Debt Guarantee shall have been executed and delivered by each applicable Amcor plc Debt Guarantor, and issued, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers of such Amcor plc Debt Securities and such Amcor plc Debt Guarantee against payment of the agreed consideration therefor;

(3)                                 The AFUI Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of AFUI when, in each case:  (i) the Registration Statement, as finally amended (if applicable), shall have become effective under the Securities Act and the applicable AFUI Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) an applicable Prospectus Supplement with respect to such series of AFUI Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable AFUI Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by AFUI to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of AFUI Debt Securities as contemplated by the Registration Statement, the Prospectus and any applicable Prospectus Supplement relating to such AFUI Debt Securities and the applicable AFUI Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of AFUI Debt Securities as contemplated by the applicable AFUI Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of AFUI Debt Securities shall have been duly executed and delivered by, in the case of such a supplemental indenture, (A) AFUI, (B) Amcor plc, Amcor UK, Amcor Pty Ltd and/or Bemis (as applicable) and (C) the Trustee under the applicable AFUI Indenture, or, in the case of such an officers’ certificate, duly authorized officers of AFUI, in each case in accordance with the Certificate of Incorporation of AFUI (the “AFUI Certificate of Incorporation”), the by-laws of AFUI (the “AFUI By-laws), final resolutions of the board of directors of AFUI or a duly authorized committee thereof (“AFUI Board Resolutions”) and the applicable AFUI Indenture; and (vi) the certificates evidencing such series of AFUI Debt Securities shall have been duly executed and delivered by authorized officers of AFUI, authenticated by the Trustee under the applicable AFUI Indenture, and issued, all in accordance with the AFUI Certificate of Incorporation, the AFUI By-laws, the applicable AFUI Board Resolutions, the applicable AFUI

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

Indenture and the applicable supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of such series of AFUI Debt Securities, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor;

(4)                                 Each AFUI Debt Guarantee will constitute a valid and binding obligation of each applicable AFUI Debt Guarantor (as defined in the Registration Statement) when, in each case:  (i) the Registration Statement, as finally amended (if applicable), shall have become effective under the Securities Act and the applicable AFUI Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) an applicable Prospectus Supplement with respect to such AFUI Debt Guarantee and the series of AFUI Debt Securities to which such AFUI Debt Guarantee relates shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable AFUI Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by AFUI to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of AFUI Debt Securities as contemplated by the Registration Statement, the Prospectus and any Prospectus Supplement relating to such AFUI Debt Securities, such AFUI Debt Guarantee and the applicable AFUI Indenture; (v) all necessary corporate action shall have been taken by each applicable AFUI Debt Guarantor to authorize the form, terms, execution, delivery, performance, issuance and sale of such AFUI Debt Guarantee as contemplated by the Registration Statement, the Prospectus and any Prospectus Supplement relating to such AFUI Debt Securities, such AFUI Debt Guarantee and the applicable AFUI Indenture; (vi) the certificates evidencing such series of AFUI Debt Securities shall have been duly executed and delivered by AFUI, authenticated by the Trustee under the applicable AFUI Indenture, and issued, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor; and (vii) the notation of guarantee evidencing such AFUI Debt Guarantee shall have been executed and delivered by each applicable AFUI Debt Guarantor, and issued, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers of such AFUI Debt Securities and such AFUI Debt Guarantee against payment of the agreed consideration therefor;

(5)                                 The Amcor UK Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of Amcor UK when, in each case:  (i) the Registration Statement, as finally amended (if applicable), shall have become effective under the Securities Act and the applicable Amcor UK Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) an applicable Prospectus Supplement

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

with respect to such series of Amcor UK Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable Amcor UK Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by Amcor UK to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Amcor UK Debt Securities as contemplated by the Registration Statement, the Prospectus and any applicable Prospectus Supplement relating to such Amcor UK Debt Securities and the applicable Amcor UK Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Amcor UK Debt Securities as contemplated by the applicable Amcor UK Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Amcor UK Debt Securities shall have been duly executed and delivered by, in the case of such a supplemental indenture, (A) Amcor UK, (B) Amcor plc, AFUI, Amcor Pty Ltd and/or Bemis and (C) the Trustee under the applicable Amcor UK Indenture, or, in the case of such an officers’ certificate, duly authorized officers of Amcor UK, in each case in accordance with the Articles of Association of Amcor UK (the “Amcor UK Articles of Association”) and final resolutions of the board of directors of Amcor UK or a duly authorized committee thereof (“Amcor UK Board Resolutions”) and the applicable Amcor UK Indenture; and (vi) the certificates evidencing such series of Amcor UK Debt Securities shall have been duly executed and delivered by authorized officers of Amcor UK, authenticated by the Trustee under the applicable Amcor UK Indenture, and issued, all in accordance with the Amcor UK Articles of Association, the applicable Amcor UK Board Resolutions, the applicable Amcor UK Indenture and the applicable supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of such series of Amcor UK Debt Securities, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor;

(6)                                 Each Amcor UK Debt Guarantee will constitute a valid and binding obligation of each applicable Amcor UK Debt Guarantor (as defined in the Registration Statement) when, in each case:  (i) the Registration Statement, as finally amended (if applicable), shall have become effective under the Securities Act and the applicable Amcor UK Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) an applicable Prospectus Supplement with respect to such Amcor UK Debt Guarantee and the series of Amcor UK Debt Securities to which such Amcor UK Debt Guarantee relates shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable Amcor UK Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by Amcor UK to

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Amcor UK Debt Securities as contemplated by the Registration Statement, the Prospectus and any Prospectus Supplement relating to such Amcor UK Debt Securities, such Amcor UK Debt Guarantee and the applicable Amcor UK Indenture; (v) all necessary corporate action shall have been taken by each applicable Amcor UK Debt Guarantor to authorize the form, terms, execution, delivery, performance, issuance and sale of such Amcor UK Debt Guarantee as contemplated by the Registration Statement, the Prospectus and any Prospectus Supplement relating to such Amcor UK Debt Securities, such Amcor UK Debt Guarantee and the applicable Amcor UK Indenture; (vi) the certificates evidencing such series of Amcor UK Debt Securities shall have been duly executed and delivered by Amcor UK, authenticated by the Trustee under the applicable Amcor UK Indenture, and issued, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor; and (vii) the notation of guarantee evidencing such Amcor UK Debt Guarantee shall have been executed and delivered by each applicable Amcor UK Debt Guarantor, and issued, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers of such Amcor UK Debt Securities and such Amcor UK Debt Guarantee against payment of the agreed consideration therefor;

(7)                                 The Amcor Pty Ltd Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of Amcor Pty Ltd when, in each case:  (i) the Registration Statement, as finally amended (if applicable), shall have become effective under the Securities Act and the applicable Amcor Pty Ltd Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) an applicable Prospectus Supplement with respect to such series of Amcor Pty Ltd Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable Amcor Pty Ltd Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by Amcor Pty Ltd to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Amcor Pty Ltd Debt Securities as contemplated by the Registration Statement, the Prospectus and any applicable Prospectus Supplement relating to such Amcor Pty Ltd Debt Securities and the applicable Amcor Pty Ltd Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Amcor Pty Ltd Debt Securities as contemplated by the applicable Amcor Pty Ltd Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Amcor Pty Ltd Debt Securities shall have been duly executed and delivered by, in the case of such a supplemental indenture, (A) Amcor Pty Ltd, (B) Amcor plc, AFUI, Amcor UK and Bemis

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

and (C) the Trustee under the applicable Amcor Pty Ltd Indenture, or, in the case of such an officers’ certificate, duly authorized officers of Amcor Pty Ltd, in each case in accordance with the Constitution of Amcor Pty Ltd (the “Amcor Pty Ltd Constitution”) and final resolutions of the board of directors of Amcor Pty Ltd or a duly authorized committee thereof (“Amcor Pty Ltd Board Resolutions”) and the applicable Amcor Pty Ltd Indenture; and (vi) the certificates evidencing such series of Amcor Pty Ltd Debt Securities shall have been duly executed and delivered by authorized officers of Amcor Pty Ltd, authenticated by the Trustee under the applicable Amcor Pty Ltd Indenture, and issued, all in accordance with the Amcor Pty Ltd Constitution, the applicable Amcor Pty Ltd Board Resolutions, the applicable Amcor Pty Ltd Indenture and the applicable supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of such series of Amcor Pty Ltd Debt Securities, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor;

(8)                                 Each Amcor Pty Ltd Debt Guarantee will constitute a valid and binding obligation of each applicable Amcor Pty Ltd Debt Guarantor (as defined in the Registration Statement) when, in each case:  (i) the Registration Statement, as finally amended (if applicable), shall have become effective under the Securities Act and the applicable Amcor Pty Ltd Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) an applicable Prospectus Supplement with respect to such Amcor Pty Ltd Debt Guarantee and the series of Amcor Pty Ltd Debt Securities to which such Amcor Pty Ltd Debt Guarantee relates shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable Amcor Pty Ltd Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by Amcor Pty Ltd to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Amcor Pty Ltd Debt Securities as contemplated by the Registration Statement, the Prospectus and any Prospectus Supplement relating to such Amcor Pty Ltd Debt Securities, such Amcor Pty Ltd Debt Guarantee and the applicable Amcor Pty Ltd Indenture; (v) all necessary corporate action shall have been taken by each applicable Amcor Pty Ltd Debt Guarantor to authorize the form, terms, execution, delivery, performance, issuance and sale of such Amcor Pty Ltd Debt Guarantee as contemplated by the Registration Statement, the Prospectus and any Prospectus Supplement relating to such Amcor Pty Ltd Debt Securities, such Amcor Pty Ltd Debt Guarantee and the applicable Amcor Pty Ltd Indenture; (vi) the certificates evidencing such series of Amcor Pty Ltd Debt Securities shall have been duly executed and delivered by Amcor Pty Ltd, authenticated by the Trustee under the applicable Amcor Pty Ltd Indenture, and issued, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

of the agreed consideration therefor; and (vii) the notation of guarantee evidencing such Amcor Pty Ltd Debt Guarantee shall have been executed and delivered by each applicable Amcor Pty Ltd Debt Guarantor, and issued, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers of such Amcor Pty Ltd Debt Securities and such Amcor Pty Ltd Debt Guarantee against payment of the agreed consideration therefor;

(9)                                 The Bemis Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of Bemis when, in each case:  (i) the Registration Statement, as finally amended (if applicable), shall have become effective under the Securities Act and the applicable Bemis Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) an applicable Prospectus Supplement with respect to such series of Bemis Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable Bemis Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by Bemis to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Bemis Debt Securities as contemplated by the Registration Statement, the Prospectus and any applicable Prospectus Supplement relating to such Bemis Debt Securities and the applicable Bemis Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Bemis Debt Securities as contemplated by the applicable Bemis Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Bemis Debt Securities shall have been duly executed and delivered by, in the case of such a supplemental indenture, (A) Bemis, (B) Amcor plc, AFUI, Amcor UK and Amcor Pty Ltd and (C) the Trustee under the applicable Bemis Indenture, or, in the case of such an officers’ certificate, duly authorized officers of Bemis, in each case in accordance with the Amended and Restated Articles of Incorporation of Bemis (the “Bemis Articles of Incorporation”), the by-laws of Bemis (the “Bemis By-laws), final resolutions of the board of directors of Bemis or a duly authorized committee thereof (“Bemis Board Resolutions”) and the applicable Bemis Indenture; and (vi) the certificates evidencing such series of Bemis Debt Securities shall have been duly executed and delivered by authorized officers of Bemis, authenticated by the Trustee under the applicable Bemis Indenture, and issued, all in accordance with the Bemis Articles of Incorporation, the Bemis By-laws, the applicable Bemis Board Resolutions, the applicable Bemis Indenture and the applicable supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of such series of Bemis Debt Securities, and shall have been duly delivered in accordance with the applicable definitive

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor;

(10)                          Each Bemis Debt Guarantee will constitute a valid and binding obligation of each applicable Bemis Debt Guarantor (as defined in the Registration Statement) when, in each case:  (i) the Registration Statement, as finally amended (if applicable), shall have become effective under the Securities Act and the applicable Bemis Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) an applicable Prospectus Supplement with respect to such Bemis Debt Guarantee and the series of Bemis Debt Securities to which such Bemis Debt Guarantee relates shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable Bemis Indenture shall have been duly authorized, executed and delivered by the parties thereto; (iv) all necessary corporate action shall have been taken by Bemis to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Bemis Debt Securities as contemplated by the Registration Statement, the Prospectus and any Prospectus Supplement relating to such Bemis Debt Securities, such Bemis Debt Guarantee and the applicable Bemis Indenture; (v) all necessary corporate action shall have been taken by each applicable Bemis Debt Guarantor to authorize the form, terms, execution, delivery, performance, issuance and sale of such Bemis Debt Guarantee as contemplated by the Registration Statement, the Prospectus and any Prospectus Supplement relating to such Bemis Debt Securities, such Bemis Debt Guarantee and the applicable Bemis Indenture; (vi) the certificates evidencing such series of Bemis Debt Securities shall have been duly executed and delivered by Bemis, authenticated by the Trustee under the applicable Bemis Indenture, and issued, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor; and (vii) the notation of guarantee evidencing such Bemis Debt Guarantee shall have been executed and delivered by each applicable Bemis Debt Guarantor, and issued, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers of such Bemis Debt Securities and such Bemis Debt Guarantee against payment of the agreed consideration therefor;

Our opinion is subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.  Our opinion is also subject to (i) provisions of law which may require that a judgment for money damages rendered

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

by a court in the United States of America be expressed only in United States dollars, (ii) requirements that a claim with respect to any Securities or other obligations that are denominated or payable other than in United States dollars (or a judgment denominated or payable other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (iii) governmental authority to limit, delay or prohibit the making of payments outside of the United States of America or in a foreign currency.

For the purposes of this opinion letter, we have assumed that, at the time of the issuance, sale and delivery of any of the Securities:

(1)                                 the Securities being offered will be issued and sold as contemplated in the Registration Statement, the Prospectus and the Prospectus Supplement relating thereto;

(2)                                 the execution, delivery and performance by the applicable Issuer of the applicable Indenture and any indenture supplement thereto and any Securities, and the issuance and sale and delivery of such Securities by such Issuer, will not (A) contravene or violate the organizational documents of such Issuer, (B) violate any law, rule or regulation applicable to such Issuer, (C) result in a default under or breach of any agreement or instrument binding upon such Issuer or any order, judgment or decree of any court or governmental authority applicable to such Issuer or (D) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect); and

(3)                                 the authorization thereof by the applicable Issuer will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of the Indentures or the Securities.

We have further assumed that the Indentures and each indenture supplement thereto will be governed by the laws of the State of New York.

With respect to each instrument or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and was at all relevant times and is validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may

Amcor plc

Amcor Finance (USA), Inc.
Amcor UK Finance plc
Amcor Pty Ltd
Bemis Company, Inc.

June 10, 2020

be, and had at all relevant times and has full right, power and authority to execute, deliver and perform its obligations under such Instrument, (ii) such Instrument has been duly authorized, executed and delivered by each party thereto and (iii) except as set forth in clauses (1) through (10) above, such Instrument was at all times and is a valid, binding and enforceable agreement or obligation, as the case may be, of each party thereto.  We have also assumed that no event has occurred or will occur that would cause the release of the Guarantees by any Guarantor under the terms of the Indentures.

This opinion letter is limited to the General Corporation Law of the State of Delaware and the laws of the State of New York (excluding the securities laws of the State of New York).  We express no opinion as to the laws, rules or regulations of any other jurisdiction, including, without limitation, the federal laws of the United States of America or any state securities or blue sky laws, or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of New York, or in each case as to any matters arising thereunder or relating thereto.

We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to all references to our Firm included in or made a part of the Registration Statement.  In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

Very truly yours,

/s/ Sidley Austin